INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2021	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — 40.2%
Communication Services — 22.1%
169,531	TerreStar Corporation (a)(b)(c)(d)(e)	58,184,735

Healthcare — 2.4%
77,700	Aerie Pharmaceuticals, Inc. (e)(f)	1,243,977
61,625	Brookdale Senior Living, Inc. (e)	486,837
232,800	Heron Therapeutics, Inc. (e)(f)	3,613,056
17,200	Patterson	522,708
5,500	Surgery Partners, Inc. (e)	366,410

		6,232,988

Materials — 1.4%
730,484	MPM Holdings, Inc. (e)	3,652,420

Real Estate — 14.3%
70,700	City Office, REIT	878,801
963,568	GAF REIT (a)(b)(c)(e)	11,874,839
66,300	Independence Realty Trust, Inc., REIT	1,208,649
121,123	NexPoint Real Estate Finance (c)	2,530,259
164,050	NexPoint Residential Trust, REIT (c)	9,019,469
541,583	Plymouth Industrial, REIT	10,842,492
44,387	RAIT Financial Trust, REIT (a)(b)(e)	—
37,167	Retail Value, REIT	808,382
280,000	United Development Funding IV, REIT (a)(b)(e)	301,000

		37,463,891

	Total U.S. Equity (Cost $90,398,476)	105,534,034

Non-U.S. Equity — 24.1%
Communication Services — 2.8%
77,866	Grupo Clarin, Class B (e)(g)	30,386
189,945	Loral Space & Communications, Inc. (g)	7,379,363

		7,409,749

Consumer Discretionary — 1.9%
3,000	MercadoLibre, Inc. (e)(g)	4,673,370
718	Toys ‘R’ Us (a)(b)(e)(g)	179,450

		4,852,820

Energy — 8.3%
29,751	NextDecade Corp. (e)(g)	122,872
53,200	Plains GP Holdings, Class A (g)	635,208
131,600	Targa Resources (g)	5,849,620
121	Transocean (e)(g)	547
566,995	Williams Cos., Inc. (g)	15,053,717

		21,661,964

Financials — 0.1%
188,858	Grupo Supervielle SA ADR (g)	390,936

Industrials — 0.7%
38,549	American Airlines Group, Inc. (e)(g)	817,625
65,931	GL Events (g)	1,118,084

		1,935,709

Shares		Value ($)
Non-U.S. Equity (continued)
Information Technology — 1.3%
119,188	Avaya Holdings Corp. (e)(g)	3,206,157
5,000	StoneCo, Class A (e)(g)	335,300

		3,541,457

Utilities — 9.0%
202,250	Central Puerto ADR (e)(g)	517,760
67,700	Pampa Energia ADR (e)(g)	1,027,009
1,183,600	Vistra Energy Corp. (g)	21,955,780

		23,500,549

	Total Non-U.S. Equity (Cost $93,411,891)	63,293,184

U.S. Master Limited Partnerships — 13.2%
Energy — 13.2%
50,000	Crestwood Equity Partners	1,499,000
1,558,690	Energy Transfer LP	16,568,875
385,923	MPLX LP	11,427,180
236,900	Western Midstream Partners LP	5,074,398

	Total U.S. Master Limited Partnerships (Cost $51,121,705)	34,569,453

U.S. LLC Interest — 12.4%
Real Estate — 12.4%
100	GAF REIT Sub II, LLC (a)(b)(c)(e)	4,049,552
523,388	NexPoint Real Estate Finance Operating Partnership, L.P. (c)	10,933,575
124,046	NREF OP I, L.P., REIT (c)(e)	2,591,322
6,773,494	SFR WLIF I, LLC (a)(b)(c)	6,973,448
4,437,497	SFR WLIF II, LLC (a)(b)(c)	4,596,049
3,789,008	SFR WLIF III, LLC (a)(b)(c)	3,541,283

	Total U.S. LLC Interest (Cost $30,874,622)	32,685,229

Principal Amount ($)
U.S. Senior Loans (h) — 7.8%
Communication Services — 6.6%
17,401,786	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)(c)	17,401,786

Energy — 0.9%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23 (i)	2,374,343

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Utilities — 0.3%
471,039,553	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan (j)	706,559

	Total U.S. Senior Loans (Cost $52,037,557)	20,482,688

Non-U.S. Sovereign Bonds — 5.5%
	Argentine Republic Government International Bond
40,000,000	0.13%, 2.50%, 7/9/2021, 7/9/2041(g)(k)	14,380,000
90,699	1.00%, 7/9/2029 (g)	34,574

	Total Non-U.S. Sovereign Bonds (Cost $21,297,067)	14,414,574

Units
U.S. Rights — 4.0%
Energy — 0.3%
16,526	FWE (a)(b)(e)	917,689

Utilities — 3.7%
7,905,143	Texas Competitive Electric Holdings Co., LLC (e)	9,632,416

	Total U.S. Rights (Cost $22,946,791)	10,550,105

Shares
U.S. Preferred Stock — 2.6%
Energy — 0.3%
100,000	Crestwood Equity Partners (l)	938,000

Real Estate — 2.3%
245,813	Braemar Hotels & Resorts, REIT (e)(l)	5,968,340

	Total U.S. Preferred Stock (Cost $4,658,588)	6,906,340

Principal Amount ($)
Non-U.S. Asset-Backed Securities — 1.5%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 4.93%, 2/1/2026 (g)(m)	3,761,200

Principal Amount ($)		Value ($)
Non-U.S. Asset-Backed Securities (continued)
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(b)(g)(m)	56,105

	Total Non-U.S. Asset-Backed Securities (Cost $3,757,672)	3,817,305

Shares
Non-U.S. Master Limited Partnership — 0.6%
Energy — 0.6%
64,631	Enterprise Products Partners (g)	1,559,546

	Total Non-U.S. Master Limited Partnership (Cost $1,816,777)	1,559,546

Principal Amount ($)
U.S. Corporate Bonds & Notes — 0.5%
Communication Services — 0.4%
	iHeartCommunications, Inc.
317,929	6.38%, 05/01/26	338,833
584,493	8.38%, 05/01/27	626,874

		965,707

Energy — 0.0%
290	Sable Permian Resources Land 7.38%, 11/01/21 (i)(m)	3

Real Estate — 0.1%
400,000	CBL & Associates 5.95%, 12/15/26 (i)	226,194

	Total U.S. Corporate Bonds & Notes (Cost $2,473,354)	1,191,904

U.S. Asset-Backed Security — 0.1%
250,000	CFCRE Commercial Mortgage Trust, Series C8, Class D 3.00%, 6/15/2050 (m)	229,995

	Total U.S. Asset-Backed Security (Cost $224,066)	229,995

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

Units		Value ($)
U.S. Warrants — 0.1%
Healthcare — 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049(a)(b)(e)	150,054

	Total U.S. Warrants (Cost $—)	150,054

Non-U.S. Warrants — 0.1%
Communication Services — 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039(e)(g)	27,171

Industrials — 0.0%
1,260,362	American Airlines Group, Inc., Expires (e)(g)	88,225

Information Technology — 0.1%
38,742	Avaya Holdings, Expires 12/18/2022(e)(g)	198,746

	Total Non-U.S. Warrants (Cost $77,464)	314,142

Principal Amount ($)
Non-U.S. Corporate Bond & Notes — 0.0%
Energy — 0.0%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(g)(i)(m)	—

	Total Non-U.S. Corporate Bond & Notes (Cost $28,728,908)	—

Shares
U.S. Exchange Traded Fund — 0.3%
8,750	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silver Index	897,225

	Total U.S. Exchange Traded Fund (Cost $824,777)	897,225

Non-U.S. Registered Investment Company — 1.2%
10,000	BB Votorantim Highland Infrastructure LLC (a)(b)(c)	3,141,901

	Total Non-U.S. Registered Investment Company (Cost $4,571,783)	3,141,901

Shares		Value ($)
U.S. Registered Investment Companies — 7.8%
100,000	Highland Income Fund (c)	1,091,000
578,358	NexPoint Merger Arbitrage Fund, Class Z (c)	11,902,607
549,863	NexPoint Strategic Opportunities Fund (c)	7,566,115

	Total U.S. Registered Investment Companies (Cost $22,374,832)	20,559,722

Principal Amount ($)
U.S. Repurchase Agreement — 0.0%
2	HSBC Securities 0.040%, dated 06/30/2021 to be repurchased on 07/01/2021, repurchase price $2 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $0 - $1, 0.000% - 8.000%, 11/15/2021 – 02/15/2048; with a total market value of $2.03)(n)(o)	2

	Total Repurchase Agreement (Cost $2)	2

Shares
U.S. Cash Equivalent — 4.4%
Money Market Fund(p) — 4.4%
11,647,827	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	11,647,827

	Total U.S. Cash Equivalent (Cost $11,647,827)	11,647,827

Total Investments - 126.4% (Cost $443,244,159)		331,945,230

Securities Sold Short(q) — (11.4)%
U.S. Exchange-Traded Funds — (6.5)%
(51,625)	Direxion Daily Small Capital Bull 3X Shares	(5,053,571)
(96,900)	ProShares UltraPro QQQ	(11,870,250)

	Total U.S. Exchange-Traded Funds (Proceeds $7,848,841)	(16,923,821)

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2021	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — (4.9)%
Communication Services — (3.8)%
(18,665)	Netflix, Inc. (q)	(9,859,040)

Consumer Staples — (0.7)%
(7,500)	WD-40	(1,922,175)

Information Technology — (0.4)%
(4,267)	Coupa Software (q)	(1,118,423)

	Total U.S. Equity (Proceeds $4,323,796)	(12,899,638)

	Total Securities Sold Short - (11.4)% (Proceeds $12,172,637)	(29,823,459)

Other Assets & Liabilities, Net - (15.0)%		(39,459,909)

Net Assets - 100.0%		262,661,862

(a)

Securities with a total aggregate value of $111,367,891, or 42.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $111,367,891, or 42.4% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2021. Please see Notes to Investment Portfolio.

(c)	Affiliated issuer. Assets with a total aggregate fair value of $155,397,940, or 59.2% of net assets, were affiliated with the Fund as of June 30, 2021.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$58,184,735	22.2%

(e)	Non-income producing security.
(f)

Securities (or a portion of securities) on loan. As of June 30, 2021, the fair value of securities loaned was $1,905,281. The loaned securities were secured with cash and/or securities collateral of $1,947,501. Collateral is calculated based on prior day’s prices.

(g)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2021, the LIBOR USD 3 Month was 0.146%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(l)	Perpetual security with no stated maturity date.
(m)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2021, these securities amounted to $4,047,303 or 1.5% of net assets.

(n)	Tri-Party Repurchase Agreement.
(o)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2021 was $2.
(p)	Rate shown is 7 day effective yield.
(q)	No dividend payable on security sold short.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2021	Highland Global Allocation Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises two portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the period ended June 30, 2021 for Highland Global Allocation Fund (the “Fund”). Highland Small-Cap Equity Fund is reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2021, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, master limited partnerships, LLC interests, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and repurchase agreements. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2021 is as follows

	Total value at June 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Global Allocation Fund
Assets
U.S. Equity
Communication Services	$58,184,735	$—	$—	$58,184,735
Healthcare	6,232,988	6,232,988	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	37,463,891	25,288,052	—	12,175,839
Non-U.S. Equity
Communication Services	7,409,749	7,409,749	—	—
Consumer Discretionary	4,852,820	4,673,370	—	179,450
Energy	21,661,964	21,661,964	—	—
Financials	390,936	390,936	—	—
Industrials	1,935,709	1,935,709	—	—
Information Technology	3,541,457	3,541,457	—	—
Utilities	23,500,549	23,500,549	—	—
U.S. Master Limited Partnerships
Energy	34,569,453	34,569,453	—	—
U.S. LLC Interest	32,685,229	—	13,524,897	19,160,332
U.S. Senior Loans
Communication Services	17,401,786	—	—	17,401,786
Energy	2,374,343	—	2,374,343	—
Utilities	706,559	—	706,559	—
Non-U.S. Sovereign Bonds	14,414,574	—	14,414,574	—
U.S. Rights
Energy	917,689	—	—	917,689
Utilities	9,632,416	—	9,632,416	—
U.S. Preferred Stock
Energy	938,000	938,000	—	—
Real Estate	5,968,340	—	5,968,340	—
Non-U.S. Asset-Backed Securities	3,817,305	—	3,761,200	56,105
Non-U.S. Master Limited Partnership
Energy	1,559,546	1,559,546	—	—
U.S. Corporate Bonds & Notes
Communication Services	965,707	—	965,707	—
Energy	3	—	3	—
Real Estate	226,194	—	226,194	—
U.S. Asset-Backed Security	229,995	—	229,995	—
U.S. Warrants
Healthcare	150,054	—	—	150,054
Non-U.S. Warrants
Communication Services	27,171	—	27,171	—
Industrials	88,225	—	88,225	—
Information Technology	198,746	—	198,746	—
Non-U.S. Corporate Bonds & Notes
Energy	—	—	—	—	(1)

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

	Total value at June 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Exchange Traded Fund	$897,225	$897,225	$—	$—
Non-U.S. Registered Investment Company	3,141,901	—	—	3,141,901
U.S. Registered Investment Companies	20,559,722	20,559,722	—	—
U.S. Repurchase Agreement	2	2	—	—
U.S. Cash Equivalent	11,647,827	11,647,827	—	—

Total Assets	331,945,230	164,806,549	55,770,790	111,367,891

Liabilities
Securities Sold Short
U.S. Exchange Traded Funds	(16,923,821)	(16,923,821)	—	—
U.S. Equity
Communication Services	(9,859,040)	(9,859,040)	—	—
Consumer Staples	(1,922,175)	(1,922,175)	—	—
Information Technology	(1,118,423)	(1,118,423)	—	—

Total Liabilities	(29,823,459)	(29,823,459)	—	—

Total	$302,121,771	$134,983,090	$55,770,790	$111,367,891

(1)	This category includes securities with a value of zero.

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2021.

	Balance as of September 30, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of June 30, 2021 $	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2021 $
U.S. Equity
Communication Services	56,831,877	—	—	—	—	—	1,352,858	—	—	58,184,735	1,352,858
Real Estate	7,823,137	—	—	—	—	—	1,352,702	3,000,000	—	12,175,839	1,352,702
U.S. Equity
Consumer Discretionary	—	179,450	—	—	—	—	—	—	—	179,450	—
U.S. LLC Interest	11,552,327	—	—	—	—	—	3,808,005	3,800,000	—	19,160,332	3,808,005
U.S. Senior Loans
Communication Services	15,999,243	—	—	41	—	—	15,975	1,386,527	—	17,401,786	15,975
U.S. Rights
Energy	—	—	—	—	—	—	—	917,689	—	917,689	—
Non-U.S. Asset-Backed Securities	36,925	—	—	—	—	—	19,180	—	—	56,105	19,180
U.S. Warrants
Healthcare	122,313	—	—	—	—	—	27,741	—	—	150,054	27,741
Non-U.S. Registered Investment Company	2,868,778	—	—	—	—	—	273,123	—	—	3,141,901	273,123

Total	95,234,600	179,450	—	41	—	—	6,849,584	9,104,216	—	111,367,891	6,849,584

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2021, there was one common stock position that transferred in to Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 6/30/2021 $	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Equity	70,360,574	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95
		Discounted Cash Flow	Discount Rate	16% - 18%
		Transaction Indication of Value	Enterprise Value ($mm)	$841.00
			Cost price ($mm)	$3.00
			Offer Price per Share	$1.10
		Net Asset Value	N/A	N/A
Non-U.S. Equity	179,450		Cash Offer per Share	$2,500.00
U.S. LLC Interest	19,160,332	Discounted Cash Flow	Discount Rate	1.49% - 5.43%
		Net Asset Value	N/A	N/A
		Transaction Indication of Value	Cost price ($mm)	$3.80
U.S. Senior Loans	17,401,786	Discounted Cash Flow	Discount Rate	11.00%
U.S. Rights	917,689	Transaction Indication of Value	Enterprise Value ($mm)	$55.53
Non-U.S. Asset-Backed
Securities	56,105	Discounted Cash Flow	Discount Rate	21.00%
U.S. Warrants	150,054	Black-Sholes Model	Annualized Volatility	52.8%
Non-U.S. Registered
Investment
Company	3,141,901	Net Asset Value	N/A	N/A

Total	111,367,891

The significant unobservable input used in the fair value measurement of the Fund’s bank loan and asset-backed securities is the discount rate. A Significant increase (decrease) in in this input in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s LLC interests are: discount rate and cost price. A significant increase (decrease) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: price/MHz-PoP multiple, discount rate, enterprise value, cost price, and tender offer per share. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s warrants is the annualized volatility. A Significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s rights is the cost price. Significant decreases (increases) in this input in isolation could result in a significantly higher (lower) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 75% as of June 30, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $20,063,419 was due to the broker for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	Highland Global Allocation Fund

At June 30, 2021, the Fund did not hold futures contracts.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.

If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund had transactions in written options for the period ended June 30, 2021.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2021	Highland Global Allocation Fund

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of June 30, 2021:

Issuer	Shares at September 30, 2020	Beginning Value as of September 30, 2020 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Loss on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2021 $	Shares at June 30, 2021	Affiliated Income $
Majority Owned, Not Consolidated
None
Other Affiliates
Terrestar Corporation (U.S. Equity)	169,531	56,831,877	—	—	—	—	—	1,352,858	58,184,735	169,531	—
GAF REIT (U.S. Equity)	688,714	7,449,337	3,000,000	—	—	—	—	1,425,502	11,874,839	963,568	—
NexPoint Real Estate Finance (U.S. Equity)	121,123	1,778,086	—	—	—	—	—	752,173	2,530,259	121,123	163,516
NexPoint Residential Trust (U.S. Equity)	160,553	7,120,526	166,716	—	(133,430)	—	—	1,865,657	9,019,469	164,050	33,603
GAF REIT Sub II, LLC (U.S. LLC Interest)	—	—	3,800,000	—	—	—	—	249,552	4,049,552	100	—
NexPoint Real Estate Finance Operating Partnership, L.P. (U.S. LLC Interest)	523,388	7,683,336	—	—	—	—	—	3,250,239	10,933,575	523,388	706,574
NREF OP I, L.P. (U.S. LLC Interest)	124,046	1,820,995	—	—	—	—	—	770,327	2,591,322	124,046	148,855
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	4,900,420	—	—	—	—	—	2,073,028	6,973,448	6,773,494	400,579
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	3,229,788	—	—	—	—	—	1,366,261	4,596,049	4,437,497	264,015
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,422,119	—	—	—	—	—	119,164	3,541,283	3,789,008	134,485
Terrestar Corporation (U.S. Senior Loan)	16,015,258	15,999,243	1,386,527	—	—	41	—	15,975	17,401,786	17,401,786	1,399,187
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	2,868,778	—	—	—	—	—	273,123	3,141,901	10,000	—
Highland Income Fund (U.S. Registered Investment Company)	—	—	1,088,000	—	—	—	—	3,000	1,091,000	100,000	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	546,382	11,184,445	639,195	—	—	—	—	78,967	11,902,607	578,358	622,345
NexPoint Strategic Opportunities Fund (U.S. Registered Investment Company)	436,131	3,776,894	1,337,488	—	—	—	—	2,451,733	7,566,115	549,863	224,005
Other Controlled
None

Total	33,795,125	128,065,844	11,417,926	—	(133,430)	41	—	16,047,559	155,397,940	35,705,812	4,097,164